EXHIBIT 10.1

CASTELLUM, INC. SECOND AMENDED 2021 STOCK INCENTIVE PLAN

1. Purpose
The Castellum, Inc. Second Amended 2021 Stock Incentive Plan, is intended to promote the best interests of Castellum, Inc. (the “Corporation”) and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2. Definitions
As used in this Plan the following definitions shall apply:
a. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any entity (including, without limitation, a corporation, partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any entity (including, without limitation, a corporation, partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or equivalent ownership interest or voting interest) of the Corporation or one of its Affiliates, and (v) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee. However, for purposes of granting Options or Stock Appreciation Rights, an entity shall not be treated as an Affiliate unless the Corporation holds a “controlling interest” in such entity, where the term “controlling interest” has the meaning provided in Treasury Regulation section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and, provided further, that where the granting to such Participant of Options or Stock Appreciation Rights with respect to the Common Stock is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
b. “Board” means the Board of Directors of the Corporation.
c. “Cause” means (i) in the case where the Participant does not have an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Corporation’s or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or an Affiliate or material breach of any employment agreement, consulting agreement or similar agreement, or (ii) in the case where the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of an award which is intended to comply with Section 25102(o) of the California Corporations Code, such event must also constitute “cause” under applicable law.
d. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.
e. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of the Plan.
f. “Common Stock” means the common stock, $0.0001 par value, of the Corporation.
g. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

h. “Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Director or Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave. Except to the extent determined otherwise by the Committee or pursuant to the terms of the Participant’s leave of absence, vesting shall be tolled during the period of an unpaid leave of absence (except to the extent such vesting is required by law to be credited upon the Participant’s return to Continuous Service, in which case vesting credit shall be received upon such return). Whether a termination of Continuous Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a termination of Continuous Service shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such termination of Continuous Service also qualifies as a separation from service within the meaning of Section 409A of the Code.
i. “Corporation” means Castellum, Inc., a Nevada corporation.
j. “Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.
k. “Director” means a member of the Board.
l. “Disability” shall, except as otherwise provided in an award agreement, have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a Disability shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such Disability also qualifies the Participant as disabled within the meaning of Section 409A(a)(2)(C) of the Code.
m. “Eligible Person” means an employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan) .
n. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
o. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock determined as follows:
(i) If the Common Stock is traded on The NASDAQ Stock Market or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or
(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith; provided that Fair Market Value shall be determined in accordance with Section 422 of the Code or Section 409A of the Code, as appropriate, and the regulations and guidance thereunder.
p. “Immediate Family Member” shall mean a person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

q. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.
r. “Listing Date” means the date on which the Corporation has a class of equity securities registered under Section 12 of the Securities Act.
s. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.
t. “Option” means any option to purchase shares of Common Stock granted under this Plan.
u. “Other Stock Award” means an award that is based in whole or in part by reference to Common Stock under Section 7.E.
v. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
w. “Participant” means an Eligible Person who is selected by the Committee to receive an Option or a Stock Award and is party to a Stock Option Agreement or Stock Award Agreement required by the terms of such Option or Stock Award.
x. “Plan” means this Castellum, Inc. Second Amended 2021 Stock Incentive Plan.
y. “Restricted Stock Award” means an award of Common Stock under Section 7.B.
z. “Restricted Stock Unit” means an award of an unfunded and unsecured right to receive shares of Common Stock (or cash or a combination of shares and cash, as determined in the sole discretion of the Committee) upon settlement of the award under Section 7.D.
aa. “Securities Act” means the Securities Act of 1933 as amended.
ab. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C. to receive a payment based on the increase in the Fair Market Value of the shares of Common Stock covered by the award.
ac. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Restricted Stock Unit Award or Other Stock Award.
ad. “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ae. “Stock Bonus Award” means an award of Common Stock under Section 7.A.
af. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ag. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
ah. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. Administration
a. Delegation of Administration. The Board shall be the sole Committee of the Plan unless the Board delegates all or any portion of its authority to administer the Plan to another Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer the Plan to a committee of the Board appointed by the Board and constituted in compliance with the Corporation Law. If permitted by the Corporation Law, and not prohibited by the charter or bylaws of the Corporation, the Board may also delegate all or a portion of its authority to administer the Plan to an officer or officers of the Corporation designated by the Board.
b. Powers of the Committee. Subject to the provisions of the Plan, and, in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:
(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements and Stock Award Agreements under this Plan.
(ii) To determine the Fair Market Value of Common Stock.
(iii) To select the Eligible Persons to whom Options or Stock Awards, are granted from time to time hereunder.
(iv) To determine the number of shares of Common Stock covered by an Option or Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each such Option or Stock Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.
(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.
(vi) To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Stock Award and to reduce the exercise price of any Option. Except as specifically permitted by the Plan, the Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment or modification that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.
(vii) To prescribe the form of Stock Option Agreements and Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.
The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
c. Administration When Common Stock is Publicly Traded. On and following the Listing Date the Committee authorized by the Board to administer the Plan shall, if so determined by the Board, consist of solely two (2) or more Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act); provided that the

Board may delegate administrative authority with respect to Eligible Persons who are not subject to Section 16 of the Exchange Act to a committee of other than Non-Employee Directors.
4. Eligibility
a. Eligibility for Awards. Nonqualified Stock Options and Stock Awards may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.
b. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be exempt from registration under Rule 701 under the Securities Act prior to the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, or eligible for registration on Form S-8 Registration Statement, on and following the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, because, in either case, of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.
c. Substitution Awards. The Committee may make Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Corporation (and/or its Affiliate) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan
a. Share Reserve. Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Bonus Awards, Restricted Stock Awards and Other Stock Awards, and (iii) covered by Stock Appreciation Rights and Restricted Stock Unit Awards is nine million (9,000,000) shares. Notwithstanding the foregoing, subject to adjustment as provided in Section 8, no more than nine million (9,000,000) shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options and Section 5.B shall apply to such limit to the extent permitted by Section 422 of the Code and regulations thereunder.
b. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right or unsettled Restricted Stock Unit Award) which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited back to the Corporation rather than vesting, shall be returned to the share reserve for future grant under the Plan.
c. Source of Shares. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options
a. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule (if any) applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Shares of Common Stock issued pursuant to an Option may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
b. Exercise Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to a Nonqualified or Incentive Stock Option shall be determined by the Committee, provided that the exercise price per share for Common Stock shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.
(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.
c. Maximum Option Period. The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.
d. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation and its Parent (if any) or any of its Subsidiaries) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.
e. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant to the Participant’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer and such transfers are limited to the extent permitted by Rule 701 of the Securities Act and, if the Option is intended to satisfy the exemption under Section 25102(o) of the California Corporations Code, Rule 260.140.41(c) of Title 10 of the California Code of Regulations. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
f. Vesting and Termination of Continuous Service. A Stock Option Agreement may provide for rules for vesting and termination of the Option on a termination of Continuous Service. Except as provided in a Stock Option Agreement (including an amendment of a Stock Option Agreement), the following rules shall apply:
(i) Subject to the rules of this paragraph, Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Except to the extent the Committee explicitly determines otherwise with respect to an Option prior to the expiration or termination of the Option, vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.
(ii) If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iii) If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)), the Option will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is three (3) months after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. The Option, to the extent that it is vested, may be exercised prior to expiration. Notwithstanding any provision to the contrary, following termination of Continuous Service, a Participant shall not be entitled to exercise any unvested portion of an Option and shall have no right to receive any compensation with respect to such unvested portion. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service or (ii) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iv) If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant’s termination of Continuous Service.
g. Non-Exempt Employees. No Option, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Option Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of an Option will be excluded from his or her regular rate of pay for purposes of the FLSA.
h. Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Corporation (or its assignee) or to any other restriction the Board determines to be appropriate. The Corporation shall not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless specifically provided otherwise in the Option Agreement.
i. Exercise. An Option shall be exercised by completion, execution and delivery of notice (written or electronic) to the Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 9. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.J. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.
j. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made, (i) with the consent of the Committee, by surrendering shares of Common Stock to the Corporation, (ii) with the consent of the Committee, by a full-recourse promissory note, (iii) if the Common Stock is traded on an established securities market, the payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer, or (iv) any other method acceptable to the Committee and provided for in the Stock Option Agreement. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised. If all or part of the exercise price is to be paid with a full-recourse promissory note, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon and the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
k. Buyout Provisions. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, shares of Common Stock or other property. Such buyout offer shall be on such terms and conditions as the Committee shall determine.
l. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.
m. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two (2) years of the grant of an Option or (ii) within one (1) year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of an Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE CORPORATION MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.
7. Stock Awards
a. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical, but each Stock Bonus Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Stock Bonus Award may be granted in consideration for past services actually rendered to the Corporation or an Affiliate for its benefit.
(ii) Vesting. Shares of Common Stock granted under the Stock Bonus Award may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
(iii) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Bonus Award.
(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Committee shall determine in its discretion, so long as Common Stock granted under the Stock Bonus Award remains subject to the terms of the Stock Award Agreement.
b. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

(i) Purchase Price. The purchase price, if any, of a Restricted Stock Award shall be determined by the Committee.
(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; provided, however, that payment of the Common Stock’s “par value” shall not be made by deferred payment.
(iii) Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Committee.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement for such Restricted Stock Award.
(v) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.
c. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Benefit Provided. Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the Fair Market Value of the Common Stock as of the date of grant of the Stock Appreciation Right and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.
(ii) Tandem Awards. Stock Appreciation Rights may be granted either alone or in tandem with other awards, including Options, under the Plan.
(iii) Vesting. The Stock Award Agreement for a Stock Appreciation Right shall provide the vesting schedule applicable to such award and may, but need not, provide that shares of Common Stock acquired upon exercising a Stock Appreciation Right are subject to a repurchase option in favor of the Corporation.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Appreciation Right.
(v) Transferability. Rights to acquire cash or shares of Common Stock under a Stock Appreciation Rights shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Stock Appreciation Rights are granted.
(vi) Non-Exempt Employees. No Stock Appreciation Right, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the FLSA, shall be first exercisable until at least six (6) months following the date of grant of the Stock Appreciation Right. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Stock Appreciation Right is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Stock Appreciation Right may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of a Stock Appreciation Right will be excluded from his or her regular rate of pay for purposes of the FLSA.
d. Restricted Stock Unit Awards. Each Stock Award Agreement for a Restricted Stock Unit Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Restricted Stock Unit Awards may change from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical, but each Restricted Stock Unit Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
    (i)     Number of Shares; Consideration. Each Stock Award Agreement for a Restricted Stock Unit Award shall specify the number of shares of Common Stock that are subject to the Restricted Stock Unit Award and shall provide for the adjustment of such number in accordance with Section 8. A Restricted Stock Unit Award may be granted in consideration for services actually rendered or to be rendered to the Corporation or an Affiliate for its benefit.
    (ii)     Vesting. Each Award of Restricted Stock Units may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
    (iii)     Settlement of Restricted Stock Units. Settlement of Restricted Stock Units shall be as provided in the Stock Award Agreement for such Restricted Stock Units. Settlement of the Restricted Stock Units may be made in the form of cash or whole shares of Common Stock or a combination thereof, as determined by the Committee in its sole discretion.
    (iv)     Participant’s Termination of Service. Except as otherwise provided in the Stock Award Agreement, in the event of a Participant’s termination of Continuous Service, any Restricted Stock Units held by such Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement shall be forfeited.
    (v)     Transferability. Unless otherwise provided in the Stock Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution.
    (vi)     Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares covered by a Restricted Stock Unit Award until such Participant receives such shares upon settlement of the Restricted Stock Unit Award. A Participant shall have no rights under a Restricted Stock Unit Award other than those of a general creditor of the Corporation.
e. Other Stock Awards. The Committee may grant other forms of Stock Award under the Plan that are based in whole or in part on Common Stock or the value thereof. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion to determine the terms and conditions of such Other Stock Awards, including the number of shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards.

8. Changes in Capital Structure
a. No Limitations of Rights. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
b. Changes in Capitalization. If the Corporation shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment, a stock split, a reverse stock split, the payment of a dividend in stock of the Corporation, a spin-off, the payment of an extraordinary dividend or distribution in a form other than stock of the Corporation in an amount that has a material effect on the fair market value of the Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and Stock Awards hereunder and (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive. Any such adjustment of an Option or Stock Award which is not subject to Section 409A of the Code shall be made in a manner which does not result in the Option or Stock Award being subject to Section 409A.
c. Merger, Consolidation, Asset Sale or Other Corporate Transaction. In the event that the Corporation is a party to a merger or other consolidation, in the event of a transaction providing for the sale of all or substantially all of the Corporation’s stock or assets, or in the event of such other corporate transaction, such as a separation or reorganization, outstanding Options and Stock Awards shall be subject to such treatment as the Board shall determine. Such treatment may include one or more of the following: (i) the continuation of the outstanding Options and Stock Awards by the Corporation, if the Corporation is a surviving entity; (ii) the assumption of outstanding Options and Stock Awards by the surviving or successor entity or its parent; (iii) the substitution by the surviving or successor entity or its parent of options or other awards with substantially the same terms for such outstanding Options and Stock Awards; (iv) exercisability of such outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement followed by the cancellation of such Options or Stock Award (whether or not then exercisable); or (v) settlement of the intrinsic value of the outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement, with payment made in cash, cash equivalents or other property as determined by the Committee (including cash, cash equivalents or other property subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Options and Stock Awards), and the cancellation of such Options and Stock Awards (whether or not then exercisable). The value of any property provided in the settlement shall be determined by the Board, and to extent permitted under Treasury Regulation Section 1.409A-3(i)(5)(iv) or otherwise without resulting in taxation under Section 409A of the Code, the Board may provide for the payment of the value of a cancelled Option or Stock Award to be made on a delayed basis in recognition of escrows, earn-outs, or other contingencies or holdbacks applicable to holders of Common Stock in connection with the transaction. In each case, the surviving, acquiring or successor entity or its parent may choose to assume or continue only a portion of an Option or Stock Award or substitute a similar award for only a portion of an Option or Stock Award, or may assume, continue or substitute some Options or Stock Awards and not others, and in all cases unvested Options or Stock Awards may be terminated without payment. The continuation, assumption or substitution of an Option which permits the exercise of the Option prior to the vesting of the shares of Common Stock subject to such Option (i.e., an “early exercise option”) may be made in a manner which permits exercise of such Option only to the extent it is vested. The actions under this paragraph shall be effected in a manner which does not result in an Option or Stock Award which is not subject to Section 409A of the Code being subject to taxation under Section 409A of the Code. During the pendency of a transaction subject to this Section 8.C., the Board shall have the discretion to suspend the rights of Participants to exercise outstanding Awards during a limited period of time preceding the closing of the transaction if appropriate to facilitate closing of the transaction.
d. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.
9. Withholding of Taxes
The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award in an amount not in excess of the maximum statutory tax rates in the Participant’s jurisdiction, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

10. Transfer Restrictions And Repurchase rights
a. Transfer Restrictions. No person who shall have acquired shares of Common Stock or shall have any right to acquire shares of Common Stock under the Plan shall sell, assign, pledge or otherwise transfer (each, a “Transfer”) any such shares of Common Stock or any right or interest therein (including, without limitation, any

Option) (such shares or right or interest therein, collectively, the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Corporation, evidenced by a writing approved by the Board (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:
(i) A person’s Transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s Immediate Family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s Immediate Family or any trust for the account or benefit of such person or such person’s Immediate Family;
(ii) A person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section;
(iii) A person’s Transfer of any or all of such person’s Securities to the Corporation (or the Corporation’s assignee); or
(iv) A person’s Transfer of any or all of such person’s Securities in connection with a transaction subject to Section 8.C. or compliance with such person’s obligations under an agreement with the Corporation compelling the person to sell such Securities (e.g., a drag-along);
provided that with respect to Transfers pursuant to subsections (i) and (ii) above, the Transferee shall receive and hold such Securities subject to the provisions of this Section 10.A and there shall be no further Transfer of such Securities except in accordance with this Section 10.A. The provisions of this Section 10.A may be waived with respect to any Transfer by the Board. The provisions of this Section 10.A shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Corporation’s Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer or purported Transfer of Securities of the Corporation shall be null and void unless the terms, conditions and provisions of this Section 10.A are strictly observed and followed. The restrictions contained in this Section 10.A shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Corporation’s bylaws, the Stock Option Agreement, Stock Award Agreement, or pursuant to applicable securities laws.
b. Corporation’s Right to Repurchase Shares. Shares of Common Stock acquired under the Plan shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement or Stock Award Agreement and, unless otherwise provided in the Stock Option Agreement or Stock Award Agreement, shall apply to any dividends paid with respect to such shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of shares of Common Stock generally.
11. Compliance with Law and Approval of Regulatory Bodies
a. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
b. Voting and Dividend Rights. Except as provided in the award agreement, the holders of shares of Common Stock acquired under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders. A Stock Bonus Agreement or Restricted Stock Agreement, however, may require that the holders of shares of Common Stock invest any cash dividends received in additional shares of Common Stock. Such additional shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

c. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.
d. Foreign Participants. In order to facilitate the making of any award or combination of awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan, including "sub-plans" to the Plan, as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements, alternative versions or sub-plans shall include any provisions that are inconsistent with the Plan, unless the Plan may be amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

12. General Provisions
a. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.
b. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.
c. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.
d. 409A Compliance.    It is the intent of the Corporation that all awards under the Plan that constitute “nonqualified deferred compensation” within the meaning of Code Section 409A will satisfy the requirements of that section, and that all awards under the Plan that can qualify for an exemption from the definition of “nonqualified deferred compensation” under that section, including but not limited to Options, Stock Appreciation Rights and Restricted Stock Awards, will do so unless the Committee has determined otherwise. Accordingly, the terms of the Plan and Award Agreements shall be interpreted in a manner consistent with Code Section 409A and regulations thereunder.
e. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
f. Electronic Delivery and Execution. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Corporation’s intranet (or other shared electronic medium controlled by the Corporation to which the Participant has access). Documents may also be accepted by e-signature or other means of electronic indications of acceptance as specified by the Committee.
g. Choice of Law. The Plan and, except to the extent that a Stock Option Agreement or Stock Award Agreement otherwise provides, all Stock Option Agreements and Stock Award Agreements entered into under the Plan shall be governed by and interpreted under the laws of the state of incorporation of Corporation excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) changes the class of employees eligible to receive Incentive Stock Options, except as specifically permitted by the Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with any applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant. Stockholder approval shall also be required for any amendment if such approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any stock market or securities on which the Common Stock is publicly traded. Each such amendment shall be subject to the approval of the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan and Duration of Plan
a. The Plan shall become effective as of November 9, 2023 upon adoption by the Board, subject to approval within twelve (12) months by the stockholders holding of a majority of the voting power of shares of the Corporation entitled to vote thereon. Unless and until the plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Stock Award shall terminate.
b. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.
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